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                                                                  EXHIBIT 10.2.6

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

David W. Forti, Esquire
Dechert
4000 Bell Atlantic Tower
1717 Arch Street
Philadelphia PA  19103
--------------------------------------------------------------------------------
                    Space Above This Line For Recorder's Use

                                DEED OF TRUST AND
                               SECURITY AGREEMENT

                                       by

                  THI OF MARYLAND REAL ESTATE HOLDING CO., LLC
                                       and
                         THI OF MARYLAND AT BEL PRE, LLC
                   each a Delaware limited liability company,
                          and each having an address at
                          4660 Trindle Road, Suite 103
                          Camp Hill, Pennsylvania 17011
                           (collectively, as grantor)

                                       to

                                  BRIAN LOBUTS,
                                 an Individual,
                              having an address at
                    1025 Connecticut Avenue, N.W., Suite 709
                             Washington, D.C. 20036
                                  (as trustee)

                               for the benefit of

                       VENTAS REALTY, LIMITED PARTNERSHIP,
                         a Delaware limited partnership,
                              having an address at
                         4360 Brownsboro Road, Suite 115
                           Louisville, Kentucky 40207
                                (as beneficiary)

Property:   Bel Pre
            2601 Bel Pre Road, Silver Spring, MD
NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE MAXIMUM PRINCIPAL AMOUNT SECURED BY THIS SECURITY AGREEMENT IS $5,425,500.00, WHICH REPRESENTS ONE HUNDRED FIFTY PERCENT (150%) OF THE ALLOCATED LOAN AMOUNT FOR THE PROPERTY.

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                      DEED OF TRUST AND SECURITY AGREEMENT

       THIS DEED OF TRUST AND SECURITY AGREEMENT (as amended, restated, replaced, supplemented or otherwise modified from time to time, this "Security Instrument") is made as of November 1, 2002, by THI OF MARYLAND REAL ESTATE HOLDING CO., LLC (the "Fee Owner") and THI OF MARYLAND AT BEL PRE, LLC (the "Operator"), each a Delaware limited liability company, and each having its principal place of business at 4660 Trindle Road, Suite 103, Camp Hill, Pennsylvania 17011, collectively as grantor (Fee Owner and Operator are referred to herein individually as, a "Borrower" and collectively as, the "Borrowers")to BRIAN LOBUTS, an individual, having an address at c/o First American Title Insurance Company, 1025 Connecticut Avenue, N.W., Suite 709, Washington, DC 20036 as trustee ("Trustee"), for the benefit of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, having an address at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, as beneficiary (together with its successors and assigns, "Lender").

                               W I T N E S S E T H

       WHEREAS, this Security Instrument is given to secure a loan (the "Loan") in the maximum principal sum of FIFTY FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00) or so much thereof as may be advanced pursuant to that certain Loan Agreement dated as of the date hereof among the Borrowers, certain Affiliates of the Borrowers named therein (collectively, the "Other Borrowers") and Lender (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, the "Loan Agreement") and evidenced by that certain Promissory Note dated the date hereof made by the Borrowers and the Other Borrowers to Lender (such Note, together with all extensions, renewals, replacements, components, restatements or modifications thereof being hereinafter referred to as the "Note");

       WHEREAS, each Borrower desires to secure the payment of the Debt (as defined in the Loan Agreement) and the performance of all of its obligations under the Note, the Loan Agreement and the other Loan Documents (as defined below); and

       WHEREAS, this Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance by each Borrower of its obligations thereunder and under the other Loan Documents are secured hereby, and each and every term and provision of the Loan Agreement and the Note, including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties therein, are hereby incorporated by reference herein as though set forth in full and shall be considered a part of this Security Instrument (the Loan Agreement, the Note, this Security Instrument, that certain Assignment of Leases, Rents and Contracts of even date herewith made by the Borrowers in favor of Lender (the "Assignment of Leases") and all other documents evidencing or securing the Debt or delivered in connection with the making of the Loan are hereinafter referred to collectively as the "Loan Documents").

       NOW THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Security Instrument:

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                         ARTICLE 1 - GRANTS OF SECURITY

       Section 1.1. Property Conveyed. Each Borrower does hereby irrevocably grant, bargain, sell, pledge, assign, warrant, transfer and convey to Trustee and its successors and assigns, in trust, with Power of Sale and Right of Entry and Possession, for the benefit of Lender as beneficiary in trust, all of its right, title and interest in the following property, rights, interests and estates now owned, or hereafter acquired by such Borrower (collectively, the "Property").

              (a) Land. (i) The real property described in Exhibit A attached hereto and made a part hereof (the "Land") including, without limitation, all As Extracted Collateral (as defined in Article 9 of the Uniform Commercial Code in the jurisdiction where the Land is located (as the same may be amended, modified or revised from time to time, the "Uniform Commercial Code")), all minerals, oil, gas and other hydrocarbon substances on, in or under the Land and (ii) Operator's leasehold interest created by any and all operating leases to which either Fee Owner or Operator is now or hereafter a party (collectively, the "Operating Lease"), together with all right, title and interest in and to any right pursuant to Section 365(h) of the Bankruptcy Code (as defined below) or any successor to such Section (x) to possession of any statutory term of years derived from or incident to the Operating Lease or (y) to treat the Operating Lease as terminated;

              (b) Additional Land. All additional lands, estates and development rights hereafter acquired by such Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

              (c) Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the "Improvements");

              (d) Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of such Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

              (e) Equipment. All "equipment," as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by such Borrower, which is used at or in connection with the Improvements or the Land or is located thereon or therein (including, but not limited to, all Software (as defined in the Uniform Commercial Code), appliances, machinery, equipment, furniture, furnishings, and electronic data-processing and other office equipment now owned or hereafter acquired by such Borrower (including, without limitation, all beds, linens, radios, televisions, carpeting, telephones, cash registers, computers, lamps, glassware, restaurant and kitchen equipment, all medical, dental, rehabilitation, therapeutic and paramedic equipment and supplies), and any and all additions, substitutions and replacements of any of the foregoing), together with all attachments, components, parts, equipment, accessions and accessories installed thereon or affixed thereto (collectively, the "Equipment"). Notwithstanding the foregoing, Equipment shall not include any property belonging to tenants under leases except to the extent that any Borrower shall have any right or interest therein;

              (f) Fixtures. All Equipment and Goods (as defined in the Uniform Commercial Code) now owned, or the ownership of which is hereafter acquired, by such Borrower which is so related to the Land and Improvements forming part of the Property that it is deemed fixtures or real property under the law of the particular state in which the Land is located, including, without limitation, all building or construction materials intended for construction, reconstruction, alteration or repair of or installation on the Land and Improvements, construction equipment, appliances, machinery, plant equipment, fittings, apparatuses, fixtures and other items now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Land, including, but not limited to, engines, devices for the operation of pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing, laundry, incinerating, electrical, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, pollution control equipment, security systems, disposals, dishwashers, refrigerators and ranges, recreational equipment and facilities of all kinds, and water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment (whether owned individually or jointly with others, and, if owned jointly, to the extent of such Borrower's interest therein) and all other utilities whether or not situated in easements, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof (collectively, the "Fixtures"). Notwithstanding the foregoing, "Fixtures" shall not include any property which tenants are entitled to remove pursuant to leases except to the extent that any Borrower shall have any right or interest therein;

              (g) Personal Property. All "accounts" (as defined in the Uniform Commercial Code), Chattel Paper (including Electronic Chattel Paper and Tangible Chattel Paper), Commercial Tort Claims, Commingled Goods, Deposit

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       Accounts, Documents, General Intangibles, Goods, Instruments, Inventory,
       Investment Property, Letter of Credit Rights, Payment Intangibles, Supporting Obligations (as such terms are defined in the Uniform Commercial Code), furniture, furnishings, objects of art, machinery, goods, tools, supplies, appliances, contract rights, accounts receivable, franchises, licenses, certificates and permits (including any Regulatory Permits), and all other personal property of any kind or character whatsoever other than Fixtures, which are now or hereafter owned by such Borrower and which are located within or about or otherwise relate or pertain to the Land and the Improvements, together with all accessories, accessions, replacements and substitutions thereto or therefor and the proceeds thereof (collectively, together with the Equipment and the Proceeds, the "Personal Property"), and the right, title and interest of such Borrower in and to any of the Personal Property which may be subject to any security interests superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

              (h) Leases and Rents. All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into (including, without limitation, the Operating Lease, all patient admissions and resident care agreements, all lettings, subleases, licenses, concessions, tenancies and other occupancy agreements covering or encumbering all or any portion of the Property), whether before or after the filing by or against such Borrower of any petition for relief under 11 U.S.C.ss.101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (collectively, the "Leases") and all right, title and interest of such Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, additional rents, revenues (including, without limitation, (i) rights to payment earned under the Leases for space in the Improvements for the operation of ongoing businesses, such as restaurants, news stands, barber shops, beauty shops and pharmacies and (ii) all other income, consideration, profits and benefits of any nature arising from the ownership, possession, use or operation of the Property, including, without limitation Patient Revenues and Self-Pay Receivables), issues and profits (including all oil and gas or other mineral royalties and bonuses) from the Land and the Improvements whether paid or accruing before or after the filing by or against such Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

              (i) Condemnation Awards. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

              (j) Insurance Proceeds. All proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

              (k) Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

              (l) Rights. The right, in the name and on behalf of either Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

              (m) Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of such Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to such Borrower thereunder;

              (n) Trademarks. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

              (o) Proceeds. All proceeds (including, without limitation, all "proceeds" as defined in the Uniform Commercial Code) of any of the foregoing, including, without limitation, proceeds of insurance and condemnation awards, whether cash, liquidation or other claims or otherwise (collectively, the "Proceeds"); and

              (p) Other Rights. Any and all other rights of such Borrower in and to the items set forth in Subsections (a) through (o) above.


       AND without limiting any of the other provisions of this Security Instrument, to the extent permitted by applicable law, each Borrower expressly grants to Trustee, as secured party, a security interest in the portion of the Property which is or may be subject to the provisions of the Uniform Commercial Code which are applicable to secured transactions; it being understood and agreed that the Improvements and Fixtures are part and parcel of the Land (the Land, the Improvements and the Fixtures collectively referred to as the "Real Property") appropriated to the use thereof and, whether affixed or annexed to the Real Property or not, shall for the purposes of this Security Instrument be deemed conclusively to be real estate and conveyed hereby.

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       Section 1.2. Assignment of Rents. Each Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of its right, title and interest in and to all current and future Leases and Rents; it being intended by each Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Agreement, Collection Account Agreement, Cash Management Agreement, the Assignment of Leases and Section 7.1(h) of this Security Instrument, Lender grants to the Borrowers a revocable license to collect, receive, use and enjoy the Rents. The Borrowers shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

       Section 1.3. Security Agreement. This Security Instrument is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of each Borrower in the Property. By executing and delivering this Security Instrument, each Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Fixtures, the Equipment, the Personal Property and other property constituting the Property to the fullest extent that security interests in such property may be granted under and subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called the "UCC Collateral"). If an Event of Default shall occur and be continuing, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the UCC Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the UCC Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default, each Borrower shall, at its expense, assemble the UCC Collateral and make it available to Lender at a convenient place (at the Land if tangible property) reasonably acceptable to Lender. Each Borrower shall pay to Lender on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Lender in protecting its interest in the UCC Collateral and in enforcing its rights hereunder with respect to the UCC Collateral after the occurrence and during the continuance of an Event of Default. Any notice of sale, disposition or other intended action by Lender with respect to the UCC Collateral sent to either Borrower in accordance with the provisions hereof at least ten (10) business days prior to such action, shall, except as otherwise provided by applicable law, constitute reasonable notice to such Borrower. The proceeds of any disposition of the UCC Collateral, or any part thereof, may, except as otherwise required by applicable law, be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper. The principal place of business of each Borrower (Debtor) is as set forth on page one hereof and the address of Lender (Secured Party) is as set forth on page one hereof. Each Borrower's location, for purposes of Section 9-307 of the Uniform Commercial Code, is such Borrower's state of formation/incorporation/organization as set forth on page one hereof ("Borrower's Jurisdiction").

       Section 1.4. Fixture Filing. Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the Land, described or referred to in this Security Instrument, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such Land is situated, shall operate also as a

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financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures. Alternatively, and/or in addition to the foregoing, Lender may file a separate financing statement as a fixture filing to evidence the lien granted hereby.

       Section 1.5. Pledges of Monies Held. Each Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender or on behalf of Lender in connection with the Loan, including, without limitation, any sums deposited in the Accounts (as defined in the Cash Management Agreement) and Net Proceeds, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                               CONDITIONS TO GRANT

       TO HAVE AND TO HOLD the above granted and described Property, including but not limited to, Operator's leasehold interest in the Property unto and to the use and benefit of Trustee and its successors and assigns, forever;

       IN TRUST, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, to secure payment to Lender of the Obligations at the time and in the manner provided for its payment in the Note and in this Security Instrument;

       PROVIDED, HOWEVER, these presents are upon the express condition that, if the Borrowers and the Other Borrowers shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that each Borrower's obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

                    ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

       Section 2.1. Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt which by its definition (as set forth in the Loan Agreement) includes, but is not limited to, the obligations of each Borrower and the Other Borrowers to pay to Lender the principal and interest owing pursuant to the terms and conditions of the Note.

       Section 2.2. Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

               (a) the performance of all other obligations of each Borrower contained herein;

               (b) the performance of each obligation of each Borrower and the Other Borrowers contained in the Loan Agreement and any other Loan Document; and

              (c) the performance of each obligation of each Borrower and the Other Borrowers contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

       Section 2.3. Debt and Other Obligations. Each Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the "Obligations."

                         ARTICLE 3 - BORROWER COVENANTS

       Each Borrower covenants and agrees that:

       Section 3.1. Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and the Loan Documents.

       Section 3.2. Incorporation by Reference. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

       Section 3.3. Insurance. Borrower shall obtain and maintain, or cause to be maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

       Section 3.4. Maintenance of Property. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements, the Fixtures, the Equipment and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Fixtures, the Equipment or the Personal Property, tenant finish and refurbishment of the Improvements) without the reasonable consent of Lender, which consent shall not be unreasonably withheld. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any Casualty, or become damaged, worn or dilapidated or which may be affected by any Condemnation, and shall complete and pay for any structure at any time in the process of construction or repair on the Land.

       Section 3.5. Waste. Borrower shall not commit or suffer any material waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or allow the cancellation of any Policy, or do or permit to be done thereon anything that may in any way materially impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

       Section 3.6. Payment for Labor and Materials.

               (a) Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials ("Labor and Material Costs") incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances.

               (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Labor and Material Costs, provided that (i) no Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the other Loan Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Labor and Material Costs from Borrower and from the Property or Borrower shall have paid all of the Labor and Material Costs under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, canceled or lost, and (vi) Borrower shall have furnished the security as may be required in the proceeding, or as may be reasonably requested by Lender to insure the payment of any contested Labor and Material Costs, together with all interest and penalties thereon.

       Section 3.7. Performance of Other Agreements. Borrower shall observe and perform each and every term, covenant and provision to be observed or performed by Borrower pursuant to the Loan Agreement, any other Loan Document and any other agreement or recorded instrument affecting or pertaining to the Property and any amendments, modifications or changes thereto.

       Section 3.8. Change of Name, Identity, Structure or Address. Borrower shall not change Borrower's name, identity (including its trade name or names), principal place of business, organization (from that on page one hereof), Borrower's Jurisdiction, or, if not an individual, Borrower's corporate, partnership or other structure without notifying Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure or Borrower's Jurisdiction, without first obtaining the prior written consent of Lender. Borrower shall execute and deliver to Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of Lender, Borrower shall execute a certificate in form satisfactory to Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

                    ARTICLE 4 - OBLIGATIONS AND RELIANCES

       Section 4.1. Relationship of Borrower and Lender. The relationship between any Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with any Borrower, and no term or condition of any of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents shall be construed so as to deem the relationship between any Borrower and Lender to be other than that of debtor and creditor.

       Section 4.2. No Reliance on Lender. The general partners, members, principals and (if any Borrower is a trust) beneficial owners of each Borrower are experienced in the ownership and operation of properties similar to the Property, and each Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. No Borrower is relying on Lender's expertise, business acumen or advice in connection with the Property.

       Section 4.3. No Lender Obligations.

               (a) Notwithstanding the provisions of Subsections 1.1(h) and (m) or Section 1.2 hereof, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

               (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, including, without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

       Section 4.4. Reliance. Each Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article III of the Loan Agreement without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof, that the warranties and representations are a material inducement to Lender in making the Loan; and that Lender would not be willing to make the Loan and accept this Security Instrument in the absence of the warranties and representations as set forth in Article III of the Loan Agreement.

                         ARTICLE 5 - FURTHER ASSURANCES

       Section 5.1. Recording of Security Instrument, etc. Each Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the other Loan Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by Lender for any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Each Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the other Loan Documents, any financing statements evidencing Lender's lien in the Property, any note, deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification, continuation, or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any deed of trust or mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

       Section 5.2. Further Acts, etc. Each Borrower will, at its own cost, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender and Trustee the property and rights hereby deeded, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which any Borrower may be or may hereafter become bound to convey or assign to Trustee or Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument (or evidencing the lien created hereby), or for complying with all Legal Requirements. Pursuant to its signature hereunder, and in connection with Lender's filing initial financing statements (and/or fixture filings), amendments, continuations, and terminations in all such jurisdictions and with all such governmental authorities as Lender deems desirable (to evidence the lien granted Lender hereunder), each Borrower hereby confirms that the Lender is a person entitled to file a record, and each Borrower has authorized all such filings, within the meaning of Section 9-509 of the Uniform Commercial Code. Each Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 5.2.

       Section 5.3. Changes in Tax, Debt, Credit and Documentary Stamp Laws.

               (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, each Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by such Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury then Lender shall have the option by written notice of not less than one hundred twenty (120) days to declare the Debt immediately due and payable.

               (b) Neither Borrower will claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the

Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than one hundred twenty (120) days, to declare the Debt immediately due and payable.

               (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the other Loan Documents or impose any other tax or charge on the same, each Borrower will pay for the same, with interest and penalties thereon, if any.

       Section 5.4. Splitting of Deed of Trust. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, each Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of the Note, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be reasonably required by Lender.

       Section 5.5. Replacement Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or other Loan Document, each Borrower will issue, in lieu thereof, a replacement Note or other Loan Document, dated the date of such lost, stolen, destroyed or mutilated Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

                       ARTICLE 6 - DUE ON SALE/ENCUMBRANCE

       Section 6.1. Lender Reliance. Each Borrower acknowledges that Lender has examined and relied on the experience of each Borrower and its general partners, members, principals and (if such Borrower is a trust) beneficial owners in owning and operating properties such as the Property in agreeing to make the Loan, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Each Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

       Section 6.2. No Transfer. Neither Borrower shall permit or suffer any Transfer to occur, unless permitted by the Loan Agreement or unless Lender shall consent thereto in writing.

       Section 6.3. Transfer Defined. As used in this Article 6 "Transfer" shall mean any voluntary or involuntary sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of: (a) all or any part of the Property or any estate or interest therein including, but not be limited to, (i) an installment sales agreement wherein any Borrower agrees to sell the Property or any part thereof for a price to be paid in installments, (ii) an agreement by any Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder and its affiliates or (iii) a sale, assignment or other transfer of, or the grant of a security interest in, any Borrower's right, title and interest in and to any Leases or any Rents; or (b) any ownership interest in (i) any Borrower, (ii) SPE Equity Owner or (iii) any indemnitor or guarantor of any Obligations or (iv) any corporation, partnership, limited liability company, trust or other entity owning, directly or indirectly, any interest in any Borrower or any indemnitor or guarantor of any Obligations.

       Section 6.4. Lender's Rights. Without obligating Lender to grant any consent under Section 6.2 hereof which Lender may grant or withhold in its sole discretion, Lender reserves the right to condition the consent required hereunder upon (a) a modification of the terms hereof and of the Loan Agreement, the Note or the other Loan Documents; (b) an assumption of the Loan Agreement, the Note, this Security Instrument and the other Loan Documents; (c) payment of all of Lender's expenses incurred in connection with such transfer; (d) receipt of Rating Agency Confirmation; (e) the delivery of a nonconsolidation opinion reflecting the proposed transfer satisfactory in form and substance to Lender;
(f) the proposed transferee's continued compliance with the representations and covenants set forth in the Loan Agreement; (g) the delivery of evidence satisfactory to Lender that the single purpose nature and bankruptcy remoteness of each Borrower, its shareholders, partners or members, as the case may be, following such transfers are in accordance with the standards of the Rating Agencies; (h) the proposed transferee's ability to satisfy Lender's then-current underwriting standards; or (i) such other conditions as Lender shall determine in its reasonable discretion to be in the interest of Lender, including, without limitation, the creditworthiness, reputation and qualifications of the transferee with respect to the Loan and the Property. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Lender's consent. This provision shall apply to every Transfer, other than any Transfer permitted pursuant to the Loan Agreement, regardless of whether voluntary or not, or whether or not Lender has consented to any previous Transfer.

                  ARTICLE 7 - RIGHTS AND REMEDIES UPON DEFAULT

       Section 7.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, each Borrower agrees that Lender or Trustee, or both, may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against such Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

     (a) declare the entire unpaid Debt to be immediately due and payable;

     (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the

Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

       (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

       (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of any Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof, all as may be required or permitted by law; and, without limiting the foregoing:

               (i) In connection with any sale or sales hereunder, Lender or the Trustee shall be entitled to elect to treat any of the Property which consists of a right in action or which is property that can be severed from the Real Property covered hereby or any improvements without causing structural damage thereto as if the same were personal property, and dispose of the same in accordance with applicable law, separate and apart from the sale of Real Property. Where the Property consists of Real Property, Personal Property, Equipment or Fixtures, whether or not such Personal Property or Equipment is located on or within the Real Property, Lender and/or the Trustee shall be entitled to elect to exercise its rights and remedies against any or all of the Real Property, Personal Property, Equipment and Fixtures and the fee and/or leasehold interest therein in such order and manner as is now or hereafter permitted by applicable law;

               (ii) Lender and/or the Trustee shall be entitled to elect to proceed against any or all of the Real Property, Personal Property, Equipment and Fixtures and the fee and/or leasehold interest therein in any manner permitted under applicable law; and if Lender and/or the Trustee so elects pursuant to applicable law, the power of sale herein granted shall be exercisable with respect to all or any of the Real Property, Personal Property, Equipment and Fixtures and the fee and/or leasehold interest therein covered hereby, as designated by Lender and/or the Trustee and Trustee is hereby authorized and empowered to conduct any such sale of any Real Property, Personal Property, Equipment and Fixtures and the fee and/or leasehold interest therein in accordance with the procedures applicable to Real Property;

               (iii) Should Lender and/or the Trustee elect to sell any portion of the Property which is Real Property or which is Personal Property, Equipment or Fixtures that the Lender and/or the Trustee has elected under applicable law to sell together with Real Property in accordance with the laws governing a sale of Real Property, Lender and/or the Trustee shall give such notice of Event of Default, if any, and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law, and without the necessity of any demand on any Borrower, Lender and/or the Trustee at the time and place specified in the notice of sale, shall sell such Real Property or part thereof at public auction to the highest bidder for cash in lawful money of the United States. Lender or the Trustee may from time to time postpone any sale hereunder by public announcement thereof at the time and place noticed therefor;

           (iv) If the Property consists of several lots, parcels or items of property, Lender or the Trustee shall, subject to applicable law, (A) designate the order in which such lots, parcels or items shall be offered for sale or sold, or (B) elect to sell such lots, parcels or items through a single sale, or through two or more successive sales, or in any other manner Lender or the Trustee designates. Any Person, other than the Trustee, including any Borrower or Lender, may purchase at any sale hereunder. Should Lender or the Trustee desire that more than one sale or other disposition of the Property be conducted, Lender or the Trustee shall, subject to applicable law, cause such sales or dispositions to be conducted simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender or the Trustee may designate, and no such sale shall terminate or otherwise affect the lien of this Security Instrument on any part of the Property not sold until all the Debt has been paid in full. In the event Lender or the Trustee elects to dispose of the Property through more than one sale, except as otherwise provided by applicable law, each Borrower agrees to pay the costs and expenses of each such sale and of any judicial proceedings wherein such sale may be made;

     (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

     (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

     (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of any Borrower, any guarantor, indemnitor with respect to the Loan or of any Person, liable for the payment of the Debt;

     (h) the license granted to the Borrowers under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess each Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude each Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and each Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may
(i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of any Borrower with respect to the Property, whether in the name of such Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require each Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by such Borrower;
(vi) require each Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, such Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

     (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Fixtures, the Equipment and the Personal Property, or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Fixtures, the Equipment and the Personal Property, and (ii) request each Borrower at its expense to assemble the Fixtures, the Equipment and the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Fixtures, the Equipment and/or the Personal Property sent to any Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to such Borrower;

     (j) apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its uncontrolled discretion:

           (i)   Taxes and Other Charges;

           (ii)  Insurance Premiums;

           (iii) Interest on the unpaid principal balance of the Note;

           (iv)  Amortization of the unpaid principal balance of the Note;

           (v) All other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

     (k) pursue such other remedies as Lender may have under applicable law;

     (l) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion; or

     (m) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument as it relates to Fee Owner's fee interest in the Property without foreclosing on that portion of the Property which constitutes Operator's leasehold interest therein. Notwithstanding the foregoing, Operator agrees that Lender may, in its sole discretion, terminate any and all operating leases to which either Fee Owner or Operator is now or hereafter may be a party.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority.

     Section 7.2. Application of Proceeds. The purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, to the extent consistent with law.

     Section 7.3. Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default or if any Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on any Borrower and without releasing any Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 7.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

     Section 7.4. Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of any Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

     Section 7.5. Recovery of Sums Required To be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender or Trustee thereafter to bring an action of foreclosure, or any other action, for a default or defaults by any Borrower existing at the time such earlier action was commenced.

     Section 7.6. Examination of Books and Records. At reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine the records, books, management and other papers of any Borrower which reflect upon its financial condition, at the Property or at any office regularly maintained by such Borrower where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, at reasonable times and upon reasonable notice, Lender, its agents, accountants and attorneys shall have the right to examine and audit the books and records of any Borrower pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of such Borrower where the books and records are located. This Section 7.6 shall apply throughout the term of the Note and without regard to whether an Event of Default has occurred and is continuing.

     Section 7.7.   Other Rights, Etc.

              (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Neither Borrower shall be relieved of its obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of any Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

              (b) It is agreed that the risk of loss or damage to the Property is on each Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

              (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

     Section 7.8. Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property. Notwithstanding the forgoing, upon full payment of all Debt, at the time and manner provided in the Loan Documents, this conveyance or lien shall be null and void and upon demand therefor following such payment, a release of this Security Instrument shall be promptly provided by Lender to the Borrowers, at the sole cost and expense of the Borrowers.

     Section 7.9. Violation of Laws. If the Property is not in material compliance with Legal Requirements, Lender may impose additional requirements upon each Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

     Section 7.10. Recourse and Choice of Remedies. Notwithstanding any other provision of this Security Instrument or the Loan Agreement, including, without limitation, Section 11.22 of the Loan Agreement, Lender and other Indemnified Parties (as hereinafter defined) are entitled to enforce the obligations of any Borrower and any guarantor and indemnitor contained in Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure, exercise of a power of sale or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, or otherwise causes Trustee to exercise the power of sale pursuant to this Security Instrument, Lender is entitled to pursue a deficiency judgment with respect to such obligations against any Borrower and any guarantor or indemnitor with respect to the Loan. The provisions of Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement are exceptions to any non-recourse or exculpation provisions in the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and any Borrower and any guarantor or indemnitor with respect to the Loan are fully and personally liable for the obligations pursuant to Sections
9.2 and 9.3 herein and Section 9.2 of the Loan Agreement. The liability of any Borrower and any guarantor or indemnitor with respect to the Loan pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender or Trustee from foreclosing or exercising a power of sale pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Loan Agreement, the Note, this Security Instrument and the other Loan Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against any Borrower pursuant to Sections 9.2 and 9.3 herein and Section 9.2 of the Loan Agreement, whether or not action is brought against any other Person or whether or not any other Person is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in the Environmental Indemnity.

     Section 7.11. Right of Entry. Upon reasonable notice to the Borrowers, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

                         ARTICLE 8 INTENTIONALLY OMITTED

                           ARTICLE 9 - INDEMNIFICATION

     Section 9.1. General Indemnification. Each Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to reasonable attorneys' fees and other costs of defense) (collectively, the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Loan Agreement or the Note or any of the other Loan Documents, whether or not suit is filed in connection with same, or in connection with any Borrower, any guarantor or indemnitor and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(f) any failure on the part of any Borrower to perform or be in compliance with any of the terms of this Security Instrument; (g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with this Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Legal Requirements; (j) the enforcement by any Indemnified Party of the provisions of this Article 9; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (1) the payment of any commission, charge or brokerage fee to anyone claiming through any Borrower which may be payable in connection with the funding of the Loan; or (m) any misrepresentation made by any Borrower in this Security Instrument or any other Loan Document. Any amounts payable to Lender by reason of the application of this Section 9.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 9, the term "Indemnified Parties" means Lender and any Person who is or will have been involved in the origination of the Loan, any Person who is or will have been involved in the servicing of the Loan secured hereby, any Person in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan secured hereby (including, but not limited to, investors or prospective investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan secured hereby for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other Person who holds or acquires or will have held a participation or other full or partial interest in the Loan, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

     Section 9.2. Mortgage and/or Intangible Tax. Each Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the other Loan Documents, but excluding any income, franchise or other similar taxes.

     Section 9.3. ERISA Indemnification. Each Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, reasonable attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 3.1.8 or 4.2.11 of the Loan Agreement.

     Section 9.4.   Intentionally Omitted.

     Section 9.5. Duty to Defend; Attorneys' Fees and Other Fees and Expenses. Upon written request by any Indemnified Party, each Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, if the defendants in any such claim or proceeding include any Borrower and any Indemnified Party and such Borrower and Indemnified Party shall have reasonably concluded that there are any legal defenses available to it and/or other Indemnified Parties that are different from or additional to those available to such Borrower, such Indemnified Party shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such Indemnified Party, provided that no compromise or settlement shall be entered without such Borrower's consent, which consent shall not be unreasonably withheld. Upon demand, such Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                              ARTICLE 10 - WAIVERS

     Section 10.1. Waiver of Counterclaim. To the extent permitted by applicable law, each Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Loan Agreement, the Note, any of the other Loan Documents, or the Obligations.

     Section 10.2. Marshalling and Other Matters. To the fullest extent permitted by applicable law, each Borrower, for itself and its successors and assigns, hereby waives the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, each Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of such Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

     Section 10.3. Waiver of Notice. To the extent permitted by applicable law, neither Borrower shall be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender or Trustee to such Borrower and except with respect to matters for which Lender or Trustee is required by applicable law to give notice, and each Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender or Trustee to such Borrower.

     Section 10.4. Waiver of Statute of Limitations. To the extent permitted by applicable law, each Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

     Section 10.5. Survival. The indemnifications made pursuant to Sections 9.1, 9.2 and 9.3 herein and the representations and warranties, covenants, and other obligations arising under the Environmental Indemnity, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction, release or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Loan Agreement, the Note or any of the other Loan Documents, any transfer of all or any portion of the Property (whether by any Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Loan Agreement, the Note or the other Loan Documents, and any act or omission that might otherwise be construed as a release or discharge of any Borrower from the obligations pursuant hereto.

                            ARTICLE 11 - EXCULPATION

     The provisions of Section 11.22 of the Loan Agreement are hereby incorporated by reference into this Security Instrument to the same extent and with the same force as if fully set forth herein.

                              ARTICLE 12 - NOTICES

     All notices or other written communications hereunder shall be delivered in accordance with Section 11.6 of the Loan Agreement.

                          ARTICLE 13 - APPLICABLE LAW

     Section 13.1. Governing Law. This Security Instrument shall be governed and construed in accordance with the laws of the State in which the Land is located.

     Section 13.2. Usury Laws. Notwithstanding anything to the contrary, (a) all agreements and communications between any Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of the Borrowers to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of the Borrowers to Lender, or if there is no such indebtedness, shall immediately be returned to the Borrowers.

     Section 13.3. Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law.

                            ARTICLE 14 - DEFINITIONS

     All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees", "legal fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

                      ARTICLE 15 - MISCELLANEOUS PROVISIONS

     Section 15.1. No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of any Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     Section 15.2. Successors and Assigns. This Security Instrument shall be binding upon and inure to the benefit of each Borrower and Lender and their respective successors and assigns forever.

     Section 15.3. Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

     Section 15.4. Headings, etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     Section 15.5. Intentionally Omitted.

     Section 15.6. Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of any Borrower's obligations hereunder, under the Loan Agreement, the Note and the other Loan Documents and the performance and discharge of the Other Obligations.

     Section 15.7. Entire Agreement. The Note, the Loan Agreement, this Security Instrument and the other Loan Documents constitute the entire understanding and agreement between the Borrowers and Lender with respect to the transactions arising in connection with the

Debt and supersede all prior written or oral understandings and agreements between the Borrowers and Lender with respect thereto. Each Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the other Loan Documents.

     Section 15.8. Limitation on Lender's Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession."

     Section 15.9.  Waiver of Right to Trial by Jury.

     EACH BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY EACH BORROWER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER.

     Section 15.10. Secondary Market. Lender may sell, transfer and deliver the Note and assign this Security Instrument and the other Loan Documents to one or more investors in the secondary mortgage market ("Investors"). In connection with such sale, Lender may retain or assign responsibility for servicing the Loan, including the Note, this Security Instrument or the other Loan Documents, or may delegate some or all of such responsibility and/or obligations to a servicer including, but not limited to, any subservicer or master servicer, on behalf of the Investors. All references to Lender herein shall refer to and include any such servicer to the extent applicable.

     Section 15.11. Cross-Collateralization. Without limitation to any other right or remedy provided to Lender or Trustee in this Security Instrument or any of the other Loan Documents, each Borrower acknowledges and agrees that (i) upon the occurrence of an Event of Default, to the fullest extent permitted by law, Lender or Trustee shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings which Lender or Trustee, in its sole and absolute discretion, shall determine from time to time, (ii) neither Lender nor Trustee is required to marshall assets, sell any collateral for the Loan in any inverse order of alienation, or be subjected to any "one action" or "election of remedies" law or rule, (iii) the exercise by Lender or Trustee of any remedies against any collateral for the Loan will not impede Lender or Trustee from subsequently or simultaneously exercising remedies against other collateral for the Loan; (iv) all Liens and other rights, remedies and privileges provided to Lender or Trustee in the Loan Documents or otherwise shall remain in full force and effect until Lender or Trustee has exhausted all of its remedies against the collateral for the Loan and all of the collateral for the Loan has been foreclosed, sold and/or otherwise realized upon in satisfaction of the Loan; and (v) all of the Properties shall remain security for the performance of all of the obligations of each Borrower hereunder, under the Note and under any of the other Loan Documents.

     Section 15.12. Joint and Several Liability. If more than one Person has executed this Security Instrument as "Borrower," the representations, covenants, warranties and obligations of all such Persons hereunder shall be joint and several. Each Borrower further acknowledges and agrees that it shall be jointly and severally liable for the obligations of all the Other Borrowers under the Loan Documents.

                     ARTICLE 16 - DEED OF TRUST PROVISIONS

     Section 16.1. Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Security Instrument, covenants to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to the Borrowers and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

     Section 16.2. Trustee's Fees. Each Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument.

     Section 16.3. Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Loan Agreement, the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his agents or attorneys, (iii) to select and employ, in and about the execution of his duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered.

     Section 16.4. Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

     Section 16.5. Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from any Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to the Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by the Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by such Borrower.

     Section 16.6. Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in the Trustee's place.

                     ARTICLE 17 - STATE-SPECIFIC PROVISIONS

     Section 17.1. Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 17 and the other terms and conditions of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

     Section 17.2. Financing Statement. This Security Instrument shall also be effective as a financing statement covering minerals or the like (including oil and gas) and accounts subject to Subsection (3) of Section 9-103 of the Maryland Uniform Commercial Code, as amended, and similar provisions (if any) of the Uniform Commercial Code as enacted in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Security Instrument shall also be effective as a financing statement covering any other property and may be filed in any other appropriate filing or recording office.

     Section 17.3. Release. If and when the Borrowers have paid all of the Debt, as the same becomes due and payable, and all of the covenants, warranties, undertakings and agreements in this Security Instrument are kept and performed, and all obligations, if any, of Lender for future advances have been terminated, then, and in that event only, all rights under this Security Instrument shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof), and the Trustee, upon request by Lender, will provide a release of this Security Instrument to the Borrowers. The Borrowers shall be responsible for the recordation of such release and payment of any recording costs associated therewith.

     Section 17.4. Additional Remedies. In addition to any other rights they may have at law or in equity, following an Event of Default hereunder, (i) Trustee may take possession of and sell the Property, or any part thereof requested by Lender to be sold, and in connection therewith each Borrower hereby (A) assents to the passage of a decree for the sale of the Property by the equity court having jurisdiction, and (B) authorizes and empowers Trustee to take possession of and sell (or in case of the default of any purchaser to resell) the Property, or any part thereof, all in accordance with the laws or rules of court of the State of Maryland relating to deeds of trust, including any amendments thereof, or additions thereto, which do not materially change or impair the remedy. In connection with any foreclosure, Lender and/or Trustee may (y) procure such title reports, surveys, tax histories and appraisals as they deem necessary, and
(z) make such repairs and additions to the Property as they deem advisable, subject to the terms and provisions contained in the Leases (if any), all of which shall constitute Expenses (hereinafter defined). In the case of any sale under this Security Instrument, by virtue of judicial proceedings or otherwise, the Property may be sold as an entirety or in parcels, by one sale or by several sales, and any fixtures or collateral encumbered by this Security Instrument may be sold at the same sale as the Property or in one or more sales, as may be deemed by Trustee to be appropriate and without regard to any right of any Borrower or any other person to the marshalling of assets, for cash, on credit or for other property, for immediate or future delivery, and for such price or prices and on such terms having first given such notice prior to the sale of such time, place and terms by publication in at least one newspaper published or having general circulation in the county or counties in which the Property is located or at such time or times as may be required by the laws of the State of Maryland or rule of court of the State of Maryland, and such other times and by such other methods, if any, as Trustee, in its sole discretion, shall deem advantageous and proper. "Expenses" means all costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Lender or Trustee in exercising or enforcing any rights, powers and remedies provided in this Security Instrument or any of the other Loan Documents, including, without limitation, attorneys' fees, court costs, receivers' fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of the Property, subject to the terms and provisions contained in the Leases (if any) as to the costs for maintenance and repair, or selling, the Property.

     Section 17.5. Foreclosure. Any sale of Property hereunder may be made at public auction, at such time or times, at such place or places, upon such terms and conditions and after such previous public notice as Trustee shall deem appropriate and advantageous and as required by the laws of the State of Maryland. Upon the terms of such sale being complied with, Trustee shall convey to, and at the cost of, the purchaser or purchasers the interest of such Borrower in the Property so sold, free and discharged of and from all estate, title or interest of such Borrower, at law or in equity, such purchaser or purchasers being hereby discharged from all liability to see to the application of the purchase money. Lender and any affiliate thereof may be a purchaser of the Property or of any part thereof or of any interest therein at any public sale thereof, whether pursuant to foreclosure or power of sale or otherwise hereunder, without forfeiting its right to collect any deficiency from any Borrower; and Lender may apply upon the purchase price the Debt secured hereby owing to Lender. Lender, upon any such purchase, shall acquire good title to the properties so purchased, free of the lien of this Security Instrument and free of all rights of redemption in any Borrower and free of all liens and encumbrances subordinate to this Security Instrument. The proceeds of such sale or sales under this Security Instrument, whether under the assent to a decree, the power of sale, or by equitable foreclosure, shall be held by Trustee and applied as follows: (i) first (A) all Expenses incurred in connection with such sale or in preparing the Property for such sale and of obtaining possession including, among other things, counsel fees reasonably incurred shall be allowed and paid out of the proceeds of such sale or sales as the court having jurisdiction may deem proper, (B) the Trustee's Commission (hereinafter defined) and expenses and (C) all taxes, levies, assessments or other charges relating to the Property which have or in the opinion of Trustee may have, priority over the lien of this Security Instrument, including the pro rata portion thereof applicable to the taxable period during which any payment is made pursuant to this subsection; (ii) second, to pay all of the Debt and all interest then due and accrued thereon, which shall include interest through the date of ratification of the auditor's account; (iii) third, to pay the amount of any liens of record inferior to this Security Instrument, together with lawful interest, and lawful claims of third parties against the proceeds of any sale; and (iv) lastly, to pay the surplus, if any, to any Borrower or any person or entity entitled thereto unless otherwise required by law or directed by a court of competent jurisdiction. In the event that the proceeds of any such sale or sales, together with all other monies at the time held by Trustee under this Security Instrument, are insufficient to pay the foregoing costs and expenses, Lender may, at its sole option, advance such sums as Lender in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums so advanced shall be (A) a lien against the Property, (B) added to the amount due under the Note and secured by this Security Instrument, and (C) payable on demand with interest at the rate of interest applicable to the principal balance of the

Note, from and including the date each such advance is made. In any event, each Borrower shall be liable to Lender for any deficiency if the proceeds of any such sale or sales are insufficient to pay, in full, all amounts to be distributed pursuant to the clause (i) above. The Borrowers shall pay to Trustee a commission in the amount of two and one half percent (2.5%) of the then-outstanding debt secured hereby if the Property is advertised for sale under the provisions of this Security Instrument and is not sold, and the Borrowers shall also pay or reimburse Trustee for all of Trustee's expenses and disbursements hereunder regardless of whether the Property is sold (the "Trustee's Commission").

                         [NO FURTHER TEXT ON THIS PAGE]

     IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed under seal by each Borrower as of the day and year first above written.


                                  THI OF MARYLAND REAL ESTATE,
                                  HOLDING CO.,LLC, a Delaware limited liability company


                                  By:  /s/ JEFFREY A. BARNHILL (SEAL)
                                      -------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title:  Vice-President



                                  THI OF MARYLAND AT BEL PRE, LLC, a
                                  Delaware limited liability company

                                  By:  /s/ JEFFREY A. BARNHILL (SEAL)
                                      -------------------------
                                    Name:  Jeffrey A. Barnhill
                                    Title:  Vice-President

                                 ACKNOWLEDGMENT

STATE OF NEW YORK                     )
                                      ) ss:
COUNTY OF NEW YORK                    )

     On October 30, 2002, before me, a Notary Public in and for said state, personally appeared Jeffrey A. Barnhill, personally known to me or proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity, and that by his/her/their signature on the instrument, the person, or the entity upon behalf of which the person acted, executed the instrument.

                                                  /s/ KATINA NASH
                                                  ----------------------------
                                                  Notary Public:
                                                  My commission expires: 6-30-03

                                                  [Notary Seal]



                                 ACKNOWLEDGMENT

STATE OF NEW YORK                     )
                                      ) ss:
COUNTY OF         NEW YORK            )

     On October 30, 2002, before me, a Notary Public in and for said state, personally appeared Jeffrey A. Barnhill, personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                                  /s/ KATINA NASH
                                                  ----------------------------
                                                  Notary Public:

                                                  My commission expires: 6-30-03

                                                  [Notary Seal]

                             ATTORNEY'S CERTIFICATE

     I HEREBY CERTIFY that the within instrument was prepared by or under the supervision of the undersigned, an attorney duly admitted to practice before the Court of Appeals of Maryland.
                                           /s/ JEFFREY H. SEIBERT
                                          -----------------------------------

                                          Name: Jeffrey H. Seibert
                                               ------------------------------

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